UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2007

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 Campus Drive
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 656-1616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2007, the Compensation Committee of the Board of Directors of The Medicines Company established the following 2007 base salaries for the Company’s executive officers, effective as of January 1, 2007, and awarded the following annual cash bonus payments to the Company’s executive officers for 2006.

	2007 Annual Base Salary	2006 Annual Cash Bonus Payments
Clive A. Meanwell Chief Executive Officer	$566,000	$387,000
John P. Kelley President and Chief Operating Officer	$450,000	$250,000
Glenn P. Sblendorio Executive Vice President and Chief Financial Officer	$375,000	$165,000
Catharine Newberry Senior Vice President and Chief Human Strategy Officer	$285,000	$109,000
Paul M. Antinori Senior Vice President and General Counsel	$315,000	$139,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: February 16, 2007	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel